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                                EXHIBIT 10.11.A

                                AMENDMENT #1 TO
                    EMPLOYMENT AGREEMENT DATED JULY 1, 1994

      Reference is made to that certain Employment Agreement dated as of July 1, 1994 (the "Agreement"), by and between Image Entertainment, Inc., a California
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corporation ("Image"), and David Borshell, an individual ("Borshell").  All
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defined terms not defined herein will have the meanings set forth in the
Agreement.

1. EFFECTIVE DATE. All of the terms and conditions of this Amendment will be applicable commencing on and effective as of September 1, 1994 (the "Effective Date").
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2.    EXECUTIVE OFFICER STATUS & TITLE.  Paragraph 2 of the Agreement is amended to the following extent:

      a. Borshell's status will be increased from an "Officer" to an "Executive Officer," such that all references to "Officer" in the Agreement will hereinafter automatically be "Executive Officer," except as set forth in Paragraph 4(a) below; and,

      b. Borshell's title will "Sr. Vice President of Operations, Sales & Marketing," subject to the approval of the Company's Board of Directors.

3.    BASE SALARY.  "Base Salary," in Paragraph 3(a) of the Agreement is hereby
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      increased from $87,140 to $100,000.

4.    FRINGE BENEFITS.  Borshell's fringe benefits will be amended as follows:

      a.    "Insurance," in Paragraph 5(a)(i) of the Agreement will be upgraded
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            to that of an Executive Officer as of July 1, 1995; and,

      b.    "Vacation," in Paragraph 5(a)(iii) of the Agreement is hereby
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            increased from 3 to 4 weeks.

5.    GENERAL PROVISIONS.

      a.    Headings.  Article and paragraph headings, as used in this
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            Amendment, are for convenience only and are not a part hereof, and will not be used to interpret any provision of this Amendment or the Agreement.

      b.    Integration.  The parties hereby acknowledge and agree that the
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            Agreement as amended hereby constitutes the entire agreement between the parties with respect to the subject matter hereof.

      c.    Severability.  In the event that any provision of the Agreement as
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            amended hereby will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of the Agreement.
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      d.    Ratification and Confirmation of Agreement.  Except as set forth
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            herein to the contrary, the Agreement is hereby ratified and affirmed; provided, however, that in the event of any
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            inconsistencies, the terms, conditions and definitions set forth herein will control.

      IN WITNESS WHEREOF, each of the parties has executed and entered into this Amendment as of the Effective Date set forth above.

IMAGE ENTERTAINMENT, INC.                    DAVID BORSHELL


/s/ MARTIN W. GREENWALD                      /s/ DAVID BORSHELL
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Martin W.  Greenwald, President              David Borshell, an individual